UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                           FORM 8-K -- CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 24, 1996


                              LAWSON PRODUCTS, INC.
               (Exact Name of Registrant as Specified in Charter)


     Delaware                0-10546                36-2229304
(State or other          (Commission File         (I.R.S. Employer
jurisdiction of               Number)            Identification No.)
incorporation or
organization)


1666 East Touhy Avenue, Des Plaines, Illinois         60018
(Address of principal executive offices)            (Zip Code)


                         (847) 827-9666
        Registrant's telephone number, including area code


                                 Not Applicable
              (Former name, former address and former fiscal year,
                         if changed since last report.)

Item 5.  Other Events.

     On April 24, 1996, the registrant issued a press release, a copy of which is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.



Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits

Exhibit Number                Description

       99.1              Press release dated April 24,
                         1996 issued by the registrant


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              LAWSON PRODUCTS, INC.
                              (Registrant)


                              /s/ Joseph Pawlick
                              _____________________________
                              Joseph Pawlick,
                              Vice President and Controller
Date:  April 26, 1996